Exhibit 32

SECTION 1350 CERTIFICATION

           The undersigned certify that:

(1)      The accompanying Quarterly Report on Form 10-Q/A for the period ended March 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 9, 2011	/s/ Scott F. Drill
Scott F. Drill
President and Chief Executive Officer
(principal executive officer)

Date: September 9, 2011	/s/ John C. Gonsior
John C. Gonsior
Vice President, Finance and
Chief Financial Officer
(principal financial officer)

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